                              SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.     )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                           SAMARNAN INVESTMENT CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
    5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

     ---------------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
    3)   Filing Party:

     ---------------------------------------------------------------------------
    4)   Date Filed:

     ---------------------------------------------------------------------------

                           SAMARNAN INVESTMENT CORPORATION
                                     P.O. BOX 651
                                CLEBURNE, TEXAS  76033




                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              TO BE HELD APRIL 25, 1996


       The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on April 25, 1996, at 10:30 a.m., in the Bellevue Room I of The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas, for the following purposes:

       (a) To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

       (b) To ratify or reject the selection by the Board of Directors of Cheshier & Fuller, Inc. P.C. as the independent certified public accountants of the Company for the current fiscal year; and

       (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

       Only shareholders of record at the close of business on March 15, 1996, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

       A Proxy Statement and a Proxy solicited by management are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

       Prompt response by our shareholders will reduce the time and expense of solicitation.

                    BY ORDER OF THE BOARD OF DIRECTORS



                   GEORGE S. WALLS, JR.
                   PRESIDENT



       CLEBURNE, TEXAS
       APRIL 5, 1996

                                  PROXY STATEMENT

                                        FOR

                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 25, 1996


       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 25, 1996, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 5, 1996.

                                    ANNUAL REPORT

       The Company will furnish, without charge, a copy of its Annual Report for 1995 and a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, to any shareholder upon request. A shareholder may request such Annual Report and Semi-Annual Report, if any, by filling-in the shareholder's name and address on the enclosed self-addressed, postage paid, card and mailing it to the Company.

                                 COST OF SOLICITATION

       The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                REVOCATION OF PROXIES

       Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                            RECORD DATE AND VOTING RIGHTS

       The record date of shareholders entitled to vote was taken as of the close of business on March 15, 1996. On that date the Company had outstanding and entitled to vote 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

       If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                               QUORUM AND REQUIRED VOTE

       The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker-non votes will be counted for the purpose of determing whether a quorum is present at the meeting.

       In all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

       George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 15, 1996, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Stock Ownership of Directors and Officers"). The above-named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares for election as directors of the nominees named under "Election of Directors" herein and for the ratification of the selection of Cheshier & Fuller inc, P.C. as the independent certified public accountants for the Company. Accordingly, in such event, the election of such nominees for directors and the ratification of the selection of such independent certified public accountants is assured.

                                PRINCIPAL SHAREHOLDERS

       The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 15, 1996 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

       NAME AND                   SHARES              PERCENT
       ADDRESS                    OWNED               OF CLASS
       --------                   ------              --------

       The George S. Walls        134,250 (a)         11.17%
       Trust B
       Cleburne, Texas

       Nancy Walls Devaney        391,701 (b)         32.59%
       Cleburne, Texas

       George S. Walls, Jr.       336,552 (c)         28.01%
       Cleburne, Texas

       Martha Walls Murdoch       226,083 (d)         18.81%
       Cleburne, Texas


       ---------------------------


       (a) These shares are held by a trust created under the last will and testament of George S. Walls, deceased for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren.

       Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

       (b) Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney; (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note
       (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.


       (c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr.Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all of the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

       (d) Includes 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.

                      STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

       The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 15, 1996.
Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

                                     AMOUNT AND NATURE
       NAME OF                       OF BENEFICIAL                   PERCENT
       BENEFICIAL OWNER               OWNERSHIP                      OF CLASS
       ----------------              -----------------               --------

       Nancy Walls Devaney        391,701 Shs. (a) (b)                 32.59%

       Martha Walls Murdoch       226,083 Shs. (b) (c)                 18.81%

       O.P. Leonard, Jr.          None                                  ---

       Roland W. Walden           4,400 Shs.                            0.37%


       George S. Walls, Jr.       336,552 Shs. (b) (d)                 28.01%

       Joseph A. Monteleone       None                                  ---

       Steve Sikes                None                                  ---

       All officers and           1,092,986 Shs. (a) (c)               90.95%
       directors as a group      (d) (e)
       (8 persons)

       ---------------------------

       (a) Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney; (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband, Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (a).

       (b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George
       S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.

       (c) Includes 4,500 shares owned by the husband of Martha Walls Murdoch.

       (d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr.Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all of the shares referred to above in this note (d).

       (e) Includes the 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George
       S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.

                                ELECTION OF DIRECTORS

       The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three nor more than nine, with exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

       Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in 1997, or when his or her successor is elected and qualified.

       All of the nominees are currently directors of the Company and were elected for their present term of office by the Company's shareholders at their annual meeting on April 25, 1995.

       The information set forth below as to the principal occupations or employment of each of the nominees is for at least the past five years with the exception of Joseph A. Monteleone. Mr. Monteleone prior to starting his own certified public accounting practice in December, 1991, had been a principal of the accounting firm of Deloitte & Touche and a director of its predecessor accounting firm Touche Ross for more than five years.


          NAME AND PRINCIPAL                          DIRECTOR
       OCCUPATION OR EMPLOYMENT        AGE             SINCE
       ------------------------        ---            --------

*  Nancy Walls Devaney - Housewife      48             1978

*  Martha Walls Murdoch - Housewife     52             1978

   O.P. Leonard, Jr.                     70             1978
   Partner, Leonard Enterprises,
   Fort Worth, Texas
   (diversified family investments)

   Roland W. Walden                      66             1989
   President and Chief Executive
   Officer of Brazos Bank, National
   Association, Alvarado, Texas

  *George S. Walls, Jr.                  56             1969
   President and Chief Executive
   Officer of the Company

   Joseph A. Monteleone                  53             1992
   Certified Public Accountant
   Fort Worth, Texas

   Steve Sikes                           43             1993
   President and Chief Executive
   Officer of AMSCO Steel Company, Inc.
   Fort Worth, Texas
   (steel fabricating)


   -------------------------------

       * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

       Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead of such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

       No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Fund Managers, the Company's investment advisor, or any affiliate thereof.

       Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the whole Board of Directors The Board of Directors met four times during 1995. Each member of the Board attended no fewer than 75% of the number of meetings of the Board during 1995.

REMUNERATION

       George S. Walls, Jr., President and Chief Executive Officer, and Jerry
D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. No officer or other employee received any remuneration from the Company during the year ended December 31, 1995; however, the accounting firm of Wheatley & Cody, P.C., of which Mr. Wheatley is a partner, received fees from the Company of $5,100 during 1995.

       The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts, or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

         The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

                     SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

       A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons", as defined in the Investment Company Act of 1940, have selected Cheshier & Fuller inc, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 1996. Cheshier & Fuller Inc, P.C. has acted as the Company's independent certified public accountants since January 1, 1992 and its election as the Company's independent certified public accountants for the fiscal year ended December 31, 1995, was ratified by the shareholders on April 25, 1995.

       If the shareholders do not ratify the selection of Cheshier & Fuller, Inc. P.C., the selection of another independent auditor will be considered by the Board of Directors. A representative of Cheshier & Fuller, Inc. P.C. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

                                  INVESTMENT ADVISOR

Voyageur Fund Managers ("Fund Managers") has been the Company's investment advisor since April 1, 1991. Fund Managers' address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

                      DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

       The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the 1997 annual meeting is December 2, 1996.

                             MANAGEMENT'S RECOMMENDATIONS

       The Board of Directors of the Company has unanimously nominated and recommended to the shareholders the election of the seven nominees as directors and the ratification of Cheshier & Fuller inc, P.C. as the Company's independent certified public accountants.

                                    MISCELLANEOUS

       Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and
proposals that may legally come before the   meeting, or any adjournment
thereof, in accordance with the discretion of the persons named therein.

       Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.


                                  BY ORDER OF THE BOARD OF DIRECTORS




                                  GEORGE S. WALLS, JR., PRESIDENT



       CLEBURNE, TEXAS
       APRIL 5, 1996

                           SAMARNAN INVESTMENT CORPORATION
                                     P.O. BOX 651
                                CLEBURNE, TEXAS  76033


                        PROXY - ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in the Bellevue Room I of The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas on April 25, 1996 at 10:30 a.m., upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

         (1)  ELECTION OF DIRECTORS

              [    ]         FOR all nominees listed below (except as marked to
                             the contrary below).

              [    ]         WITHHELD AUTHORITY to vote for all nominees listed
                             below.

              Nancy Walls Devaney, Martha Walls Murdoch, O.P. Leonard, Jr., Roland W. Walden, George S. Walls, Jr., Joseph A. Monteleone and Steve Sikes.

              (Instructions: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

              -----------------------------------------------

         (2)  APPROVAL OF APPOINTMENT OF CHESHIER & FULLER, INC. P.C.

              [    ]         FOR approval
              [    ]         AGAINST approval
              [    ]         ABSTAIN

         (3) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS AND THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, INC. P.C.


                    (Continued, and to be signed, on reverse side)

                             (Continued from other side)






         This proxy may be revoked prior to the exercise of the powers by the proxy.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         Dated: _______ ,1996   _____________________________________
                                (Signature)


                                _____________________________________
                                (Signature, if held jointly)


                                Please date, sign and mail promptly this proxy in the enclosed envelope.

                                Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

                    CARD TO BE ENCLOSED WITH PROXY STATEMENT




FRONT:

                              JERRY D. WHEATLEY, TREASURER
                              SAMARNAN INVESTMENT CORPORATION
                              P.O. BOX 134
                              CLEBURNE, TEXAS  76033



REVERSE:


         Please mail a copy of the Company's Annual Report for 1995 and a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, to:


                           ----------------------------------------
                                    (Name - print or type)

                           ----------------------------------------
                                   (Address - print or type)

                           ----------------------------------------


                           ----------------------------------------